UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2005

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                       0-10971               52-1508198
------------------------------         ----------------        --------------
(State or Other Jurisdiction)        (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1130 Connecticut Avenue, Washington, DC                          20036
---------------------------------------                     ---------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (202) 772-3600
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          -------------------------------------------------------------------
          Appointment of Principal Officers
          ---------------------------------

          On  September  20,  2005,  the Boards of  Directors  of Abigail  Adams
          National Bancorp, Inc. (the "Registrant") and its wholly owned subsidiary, The Adams National Bank (the "Bank"), accepted the resignation of Kathleen Walsh Carr as director of the Registrant and the Bank and as the Bank's President and Chief Executive Officer. To the knowledge of the Registrant, Ms. Carr did not resign due to any disagreement with the Registrant's operations, policies or practices.

          Jeanne D. Hubbard, the Chairwoman, President and Chief Executive Officer of the Registrant, has been appointed the President and Chief Executive Officer of The Adams National Bank.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(a)       Financial Statements of businesses acquired. Not Applicable.

(b)       Pro forma financial information. Not Applicable.

(c)       Exhibits.

          The following Exhibit is attached as part of this report:


           99.1     Press  release  dated   September  23, 2005,  accepting  the
                    resignation of Kathleen Walsh Carr, the Bank's President and Chief Executive Officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ABIGAIL ADAMS NATIONAL BANCORP, INC.


DATE: September 23, 2005            By:   /s/  Karen Troutman
                                          --------------------------------------
                                          Karen Troutman
                                          Chief Financial Officer










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                                  EXHIBIT INDEX

      Exhibit No.             Description
      -----------             -----------

        99.1 Press release dated September 23, 2005, accepting the resignation of Kathleen Walsh Carr, the Bank's President and Chief Executive Officer.